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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                December 12, 2002
                                (Date of Report)

                                December 11, 2002
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


           Vermont                                        03-0222230
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                                  40 IDX Drive
                           South Burlington, VT 05403
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (802-862-1022)



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                             Exhibit Index on Page 2


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ITEM 5.  OTHER EVENTS


         This Form 8-K, including without limitation the News Release attached as Exhibit 99, contains "forwarding-looking statements" as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. For this purpose, any statements contained in this Form 8-K, including without limitation the News Release attached as Exhibit 99, that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will" and similar expressions are intended to identify forward-looking statements.

         On December 11, 2002, the Company announced that the Company will take a nonrecurring charge of approximately $8.9 to $9.2 million in the fourth quarter 2002, that the Company is increasing 2003 earnings per share guidance to $0.74, and that the Company now believes 2002 revenues will be at the upper end of the previously guided range of $442 to $462 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

EXHIBIT NO.               DESCRIPTION                                 PAGE
----------                -----------                                 ----

99                        IDX News Release dated                      4
                          December 11, 2002


















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IDX SYSTEMS CORPORATION
                               (Registrant)



Date: December 12, 2002        By:   /S/ JOHN A. KANE
                                  ______________________________________________
                                  John A. Kane
                                  Sr. Vice President, Finance and Administration Chief Financial Officer, and Treasurer



























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                                                                      EXHIBIT 99
40 IDX Drive
P.O. Box 1070
Burlington, VT  05402-1070
www.idx.com
--------------------------------------------------------------------------------
Contacts:         Jack Kane
                  Senior Vice President and
                  Chief Financial Officer
                  802-862-1022

                  Margo Happer
                  Director - Investor Relations and
                  Corporate Communications
                  802-859-6169

FOR IMMEDIATE RELEASE
---------------------

                             IDX SYSTEMS CORPORATION
                             -----------------------
                         UPDATES 2002 AND 2003 GUIDANCE
                         ------------------------------

           Company to Take Nonrecurring Charge in Fourth Quarter 2002
                       Raising 2003 EPS Guidance to $0.74


BURLINGTON, VT - December 11, 2002 -IDX Systems Corporation (NASDAQ:IDXC) provided the following update to 2002 and 2003 guidance:

    o THE COMPANY WILL TAKE A NONRECURRING CHARGE OF APPROXIMATELY $8.9 TO $9.2 MILLION IN THE FOURTH QUARTER 2002 in accordance with the Financial Accounting Standard Board's (FASB) Emerging Issues Task Force
         (EITF) statement number 88-10 "Costs Associated with Lease Modification or Termination."

         The charge is related to asset impairment and rent obligations associated with the Company's Seattle office, which carries a lease agreement through 2005. IDX is moving to a new location in Seattle in February 2003 and has been unable to secure a sub-tenant to assume its existing lease primarily due to a depressed commercial real estate market in Seattle.

         IDX had budgeted rent expense at both Seattle locations. The write-off and subsequent elimination of rent expense at the existing location will have a positive effect on 2003 earnings.

    o According, IDX IS INCREASING 2003 EARNINGS PER SHARE GUIDANCE TO $0.74. The Company had previously guided to earnings of approximately $0.68 per share. The Company remains comfortable with 2003 revenue growth of approximately 15%.


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    o    IDX NOW BELIEVES 2002 REVENUES WILL BE AT THE UPPER END OF THE
         PREVIOUSLY GUIDED RANGE OF $442 TO $462 MILLION. Consistent with previously issued guidance, IDX remains comfortable with 2002 earnings per share estimates of $0.45 (excluding a $4.3 million gain reported in the first quarter and the anticipated fourth quarter charge).

IDX IS HOLDING ITS ANNUAL INVESTOR DAY MEETING TODAY FROM 10:00 AM TO 2:30PM TO DISCUSS OPERATIONS AND OUTLOOK FOR THE COMING YEAR. AN AUDIO WEBCAST OF THE MEETING IS AVAILABLE AT THE IDX INTERNET SITE: WWW.IDX.COM, INVESTOR RELATIONS, MULTIMEDIA.


ABOUT IDX

Founded in 1969, IDX Systems Corporation provides information technology solutions to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary and functionally rich products installed at 3,200 client sites. Customers include 134,000 physicians who utilize practice management systems to improve patient care and other workflow processes. IDX Systems are installed at:

o 370 Integrated delivery networks (IDNs) representing more than 660 hospitals
o      175 large group practices with more than 200 physicians
o      635 mid-size group practices with less than 200 physicians

The IDX web strategy includes browser technology, e-commerce and web-based tools -- built using Internet architecture -- that facilitates access for patients, physicians and care providers to vital health information and data managed by the IDX clinical, administrative, financial, and managed care products. EDiX Corporation, an IDX subsidiary, offers medical transcription and clinical documentation services to physicians groups and hospital customers. IDX has approximately 4,755 full-time employees.

This press release contains forward-looking statements that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are possible deferral, delay or cancellation by customers of computer system purchase decisions, possible inability of the Company to realize benefits from its alliance with Allscripts Healthcare Solutions, Inc., possible delay of systems installations, development by competitors of new or superior technologies, changing economic, political and regulatory influences on the healthcare and e-Commerce industries, possible disruption in the national economy caused by terrorist activities, changes in product pricing policies, regulation of the Company's software by the U.S. Food and Drug Administration, the possibility of product related liabilities, and factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

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